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                                                                    Exhibit 32.2


                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of the PITTSBURGH DIVISION PROFIT SHARING PLAN (the "Plan") on Form 11-K for the fiscal year of the Plan ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pamela K. Knous, Chief Financial Officer of SUPERVALU INC., the Principal Sponsor of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Because the Plan is not a corporate issuer, the statements in paragraph (2) above (which are in the form required by 18 U.S.C. Section 1350) are intended to refer to the net assets available for benefits of the Plan as of February 28, 2003, and the changes in net assets available for benefits of the Plan for the year ended February 28, 2003.


/s/ Pamela K. Knous
-----------------------------
Pamela K. Knous
Chief Financial Officer of SUPERVALU INC.,
Principal Sponsor of the Plan


August 20, 2003

This written statement is being furnished as an exhibit to the Report and should not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor should it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless this written statement is expressly and specifically incorporated by reference therein.

A signed original of this written statement required by Section 906 has been provided to SUPERVALU INC. and will be retained by SUPERVALU INC. and furnished to the Securities and Exchange Commission or its staff upon request.